UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 20, 2006

VYYO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30189	94-3241270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4015 Miranda Avenue, First Floor, Palo Alto, California		94304
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code  (650) 319-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement

As permitted by the Sublease Agreement between Vyyo Inc. (the “Company”) and TIBCO Software, Inc. (“TIBCO”) dated as of November 1, 2003 (the “Sublease”), the Company has notified TIBCO that it will cancel the Sublease effective October 31, 2006. Following this date, the Company will have no further financial obligations under the Sublease. This cancellation is in connection with the Company’s previously announced relocation of its corporate offices to its existing facility in Norcross, Georgia.

As a condition of the right to exercise its cancellation right, the Company will pay to TIBCO approximately $60,000 prior to October 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYYO INC.

Date: June 20, 2006	By:	/s/ Arik Levi
Arik Levi
Chief Financial Officer